Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2015

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Columbia Asset Management Products	17
Threadneedle Asset Management Products	18
Retail Fund Performance - Columbia	19
Retail Fund Performance - Threadneedle	20
Annuities Segment
Segment Operating Income Statements	22
Segment Metrics	23
Protection Segment
Segment Operating Income Statements	25
Segment Metrics	26
Corporate & Other Segment
Segment Operating Income Statements	28
Eliminations
Operating Income Statements	29
Balance Sheet and Ratings Information
Consolidated Balance Sheets	31
Capital and Ratings Information	32
Investments	33
Non-GAAP Financial Information	34
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	35
Glossary of Selected Terminology	36
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

First Quarter 2015

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2015

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized gains or losses; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; integration and restructuring charges; income (loss) from discontinued operations and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except per share amounts, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,386	$1,452	$1,483	$1,489	$1,468	$1,386	$1,468	$82	6%	$82	6%	$(21)	(1)%
Distribution fees	476	470	464	484	466	476	466	(10)	(2)%	(10)	(2)%	(18)	(4)%
Net investment income	471	433	428	409	484	471	484	13	3%	13	3%	75	18%
Premiums	330	345	351	359	353	330	353	23	7%	23	7%	(6)	(2)%
Other revenues	340	379	392	355	289	340	289	(51)	(15)%	(51)	(15)%	(66)	(19)%
Total revenues	3,003	3,079	3,118	3,096	3,060	3,003	3,060	57	2%	57	2%	(36)	(1)%
Banking and deposit interest expense	7	7	7	7	7	7	7	—	—	—	—	—	—
Total net revenues	2,996	3,072	3,111	3,089	3,053	2,996	3,053	57	2%	57	2%	(36)	(1)%

Expenses
Distribution expenses	786	810	813	827	819	786	819	33	4%	33	4%	(8)	(1)%
Interest credited to fixed accounts	186	175	168	184	172	186	172	(14)	(8)%	(14)	(8)%	(12)	(7)%
Benefits, claims, losses and settlement expenses	450	506	458	568	533	450	533	83	18%	83	18%	(35)	(6)%
Amortization of deferred acquisition costs	87	78	116	86	75	87	75	(12)	(14)%	(12)	(14)%	(11)	(13)%
Interest and debt expense	79	79	79	91	84	79	84	5	6%	5	6%	(7)	(8)%
General and administrative expense	758	805	757	775	752	758	752	(6)	(1)%	(6)	(1)%	(23)	(3)%
Total expenses	2,346	2,453	2,391	2,531	2,435	2,346	2,435	89	4%	89	4%	(96)	(4)%

Income from continuing operations before income tax provision	650	619	720	558	618	650	618	(32)	(5)%	(32)	(5)%	60	11%
Income tax provision	134	152	155	104	139	134	139	5	4%	5	4%	35	34%
Income from continuing operations	516	467	565	454	479	516	479	(37)	(7)%	(37)	(7)%	25	6%
Income (loss) from discontinued operations, net of tax	(1)	—	—	(1)	—	(1)	—	1	#	1	#	1	#
Net income	515	467	565	453	479	515	479	(36)	(7)%	(36)	(7)%	26	6%
Less: Net income (loss) attributable to noncontrolling interests	115	93	145	28	86	115	86	(29)	(25)%	(29)	(25)%	58	#
Net income attributable to Ameriprise Financial	$400	$374	$420	$425	$393	$400	$393	$(7)	(2)%	$(7)	(2)%	$(32)	(8)%

Net Investment Income
Investment income on fixed maturities	$374	$375	$365	$365	$354	$374	$354	$(20)	(5)%	$(20)	(5)%	$(11)	(3)%
Realized gains (losses)	5	1	4	27	10	5	10	5	#	5	#	(17)	(63)%
Affordable housing	(6)	(6)	(8)	(5)	(8)	(6)	(8)	(2)	(33)%	(2)	(33)%	(3)	(60)%
Other (including seed money)	24	20	26	23	23	24	23	(1)	(4)%	(1)	(4)%	—	—
Consolidated investment entities	74	43	41	(1)	105	74	105	31	42%	31	42%	106	#
Total net investment income	$471	$433	$428	$409	$484	$471	$484	$13	3%	$13	3%	$75	18%

Earnings Per Share
Basic
Income from continuing operations	$2.05	$1.94	$2.21	$2.27	$2.11	$2.05	$2.11	$0.06	3%	$0.06	3%	$(0.16)	(7)%
Income (loss) from discontinued operations	—	—	—	(0.01)	—	—	—	—	—	—	—	0.01	#
Net income	$2.05	$1.94	$2.21	$2.26	$2.11	$2.05	$2.11	$0.06	3%	$0.06	3%	$(0.15)	(7)%

Diluted
Income from continuing operations	$2.01	$1.91	$2.17	$2.23	$2.08	$2.01	$2.08	$0.07	3%	$0.07	3%	$(0.15)	(7)%
Income (loss) from discontinued operations	—	—	—	(0.01)	—	—	—	—	—	—	—	0.01	#
Net income	$2.01	$1.91	$2.17	$2.22	$2.08	$2.01	$2.08	$0.07	3%	$0.07	3%	$(0.14)	(6)%
Earnings per diluted share growth (from continuing operations)	27.2%	24.0%	16.7%	51.7%	3.5%	27.2%	3.5%	(23.7)%		(23.7)%		(48.2)%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	195.5	192.7	190.3	187.9	186.3	195.5	186.3	(9.2)	(5)%	(9.2)	(5)%	(1.6)	(1)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	3.6	3.5	3.4	3.3	2.8	3.6	2.8	(0.8)	(22)%	(0.8)	(22)%	(0.5)	(15)%
Diluted weighted average common shares outstanding	199.1	196.2	193.7	191.2	189.1	199.1	189.1	(10.0)	(5)%	(10.0)	(5)%	(2.1)	(1)%

Metrics
Net revenue growth	11.3%	11.7%	10.6%	4.9%	1.9%	11.3%	1.9%	(9.4)%		(9.4)%		(3.0)%
Pretax income margin (1)	21.7%	20.1%	23.1%	18.1%	20.2%	21.7%	20.2%	(1.5)%		(1.5)%		2.1%
Effective tax rate	20.7%	24.5%	21.6%	18.7%	22.5%	20.7%	22.5%	1.8%		1.8%		3.8%
Effective tax rate excluding noncontrolling interests (2)	25.1%	28.7%	27.0%	19.7%	26.1%	25.1%	26.1%	1.0%		1.0%		6.4%

Ameriprise Financial shareholders’ equity / outstanding shares (3)	$42.99	$44.03	$43.68	$43.47	$44.27	$42.99	$44.27	$1.28	3%	$1.28	3%	$0.80	2%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (2)(4)	$39.14	$39.23	$39.74	$39.93	$40.47	$39.14	$40.47	$1.33	3%	$1.33	3%	$0.54	1%

(1) Calculated as income from continuing operations before income tax provision divided by total net revenues.

(2) See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(3) Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$2,996	$3,072	$3,111	$3,089	$3,053	$2,996	$3,053	$57	2%	$57	2%	$(36)	(1)%
Less revenues attributable to the CIEs	177	160	206	108	149	177	149	(28)	(16)%	(28)	(16)%	41	38%
Less realized gains (losses)	5	1	4	27	10	5	10	5	#	5	#	(17)	(63)%
Less market impact on indexed universal life benefits	2	(4)	2	(11)	(4)	2	(4)	(6)	#	(6)	#	7	64%
Operating total net revenues (1)	$2,812	$2,915	$2,899	$2,965	$2,898	$2,812	$2,898	$86	3%	$86	3%	$(67)	(2)%

Earnings
Net income attributable to Ameriprise Financial	$400	$374	$420	$425	$393	$400	$393	$(7)	(2)%	$(7)	(2)%	$(32)	(8)%
Less income (loss) from discontinued operations, net of tax	(1)	—	—	(1)	—	(1)	—	1	#	1	#	1	#
Net income from continuing operations attributable to Ameriprise Financial	401	374	420	426	393	401	393	(8)	(2)%	(8)	(2)%	(33)	(8)%
Market impact on variable annuity guaranteed benefits, net of tax (2)	10	35	(5)	21	22	10	22	12	#	12	#	1	5%
Market impact on indexed universal life benefits, net of tax (2)	(1)	—	(5)	10	4	(1)	4	5	#	5	#	(6)	(60)%
Less realized gains (losses), net of tax (2)	3	1	3	17	7	3	7	4	#	4	#	(10)	(59)%
Operating earnings (1)	$407	$408	$407	$440	$412	$407	$412	$5	1%	$5	1%	$(28)	(6)%

Pretax Earnings
Income from continuing operations before income tax provision	$650	$619	$720	$558	$618	$650	$618	$(32)	(5)%	$(32)	(5)%	$60	11%
Less net income (loss) attributable to noncontrolling interests	115	93	145	28	86	115	86	(29)	(25)%	(29)	(25)%	58	#
Pretax earnings excluding CIEs	535	526	575	530	532	535	532	(3)	(1)%	(3)	(1)%	2	—
Market impact on variable annuity guaranteed benefits	15	54	(9)	34	34	15	34	19	#	19	#	—	—
Market impact on indexed universal life benefits	(1)	—	(8)	15	6	(1)	6	7	#	7	#	(9)	(60)%
Less realized gains (losses)	5	1	4	27	10	5	10	5	#	5	#	(17)	(63)%
Pretax operating earnings (1)	$544	$579	$554	$552	$562	$544	$562	$18	3%	$18	3%	$10	2%

Pretax Operating Margin (1)(3)	19.3%	19.9%	19.1%	18.6%	19.4%	19.3%	19.4%	0.1%		0.1%		0.8%

Operating Effective Tax Rate (1)(4)	25.2%	29.5%	26.5%	20.3%	26.7%	25.2%	26.7%	1.5%		1.5%		6.4%

Weighted Average Common Shares Outstanding
Basic	195.5	192.7	190.3	187.9	186.3	195.5	186.3	(9.2)	(5)%	(9.2)	(5)%	(1.6)	(1)%
Diluted	199.1	196.2	193.7	191.2	189.1	199.1	189.1	(10.0)	(5)%	(10.0)	(5)%	(2.1)	(1)%

Operating Earnings Per Share (1)
Basic operating earnings per share	$2.08	$2.12	$2.14	$2.34	$2.21	$2.08	$2.21	$0.13	6%	$0.13	6%	$(0.13)	(6)%
Operating earnings per diluted share	$2.04	$2.08	$2.10	$2.30	$2.18	$2.04	$2.18	$0.14	7%	$0.14	7%	$(0.12)	(5)%

Return on Equity
Return on equity excluding AOCI (1)(4)	18.2%	19.1%	19.7%	21.5%	21.5%	18.2%	21.5%	3.3%		3.3%		—
Operating return on equity excluding AOCI (1)(4)	20.8%	21.7%	22.1%	23.0%	23.1%	20.8%	23.1%	2.3%		2.3%		0.1%

(1) See non-GAAP financial information on pg 34.

(2) Calculated using the statutory tax rate of 35%.

(3) Defined as pretax operating earnings as a percentage of operating total net revenues.

(4) Non-GAAP financial measure reconciliations can be found on pg 44.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2015

								Prior Year Comparisons
(in millions except per share amounts, headcount and where noted, unaudited)						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Book Value

Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$41.24	$42.42	$42.12	$42.28	$42.84	$41.24	$42.84	$1.60	4%	$1.60	4%	$0.56	1%

Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$37.31	$37.55	$38.11	$38.67	$38.96	$37.31	$38.96	$1.65	4%	$1.65	4%	$0.29	1%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	7.8%	6.5%	7.6%	5.3%	3.1%	7.8%	3.1%	(4.7)%		(4.7)%		(2.2)%
Operating earnings per diluted share growth: Target 12 - 15%	28.3%	23.1%	9.9%	23.0%	6.9%	28.3%	6.9%	(21.4)%		(21.4)%		(16.1)%

Operating return on equity excluding AOCI: Target 19 - 23% (1)	20.8%	21.7%	22.1%	23.0%	23.1%	20.8%	23.1%	2.3%		2.3%		0.1%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	24.6%	23.0%	27.0%	27.4%	27.2%	24.6%	27.2%	2.6%		2.6%		(0.2)%

Goodwill and Intangible Assets	$2,054	$2,055	$2,036	$2,010	$1,982	$2,054	$1,982	$(72)	(4)%	$(72)	(4)%	$(28)	(1)%

Assets Under Management and Administration
Advice & Wealth Management AUM	$158,839	$167,277	$168,724	$174,088	$179,361	$158,839	$179,361	$20,522	13%	$20,522	13%	$5,273	3%
Asset Management AUM	503,896	518,260	504,793	505,588	506,310	503,896	506,310	2,414	—	2,414	—	722	—
Corporate AUM	869	887	861	826	756	869	756	(113)	(13)%	(113)	(13)%	(70)	(8)%
Eliminations	(20,548)	(21,266)	(21,699)	(21,885)	(22,489)	(20,548)	(22,489)	(1,941)	(9)%	(1,941)	(9)%	(604)	(3)%
Total Assets Under Management	643,056	665,158	652,679	658,617	663,938	643,056	663,938	20,882	3%	20,882	3%	5,321	1%
Total Assets Under Administration	139,751	144,748	144,075	147,560	150,836	139,751	150,836	11,085	8%	11,085	8%	3,276	2%
Total AUM and AUA	$782,807	$809,906	$796,754	$806,177	$814,774	$782,807	$814,774	$31,967	4%	$31,967	4%	$8,597	1%

Business Metrics
Total Ameriprise client assets	$418,384	$434,659	$433,804	$444,391	$452,969	$418,384	$452,969	$34,585	8%	$34,585	8%	$8,578	2%
Total branded financial advisors	9,704	9,692	9,696	9,672	9,691	9,704	9,691	(13)	—	(13)	—	19	—

Net Flows and Net Deposits

Branded advisor wrap (4)	$4,205	$3,019	$3,834	$3,130	$2,802	$4,205	$2,802	$(1,403)	(33)%	$(1,403)	(33)%	$(328)	(10)%
Asset Management	(3,897)	4,424	(4,117)	5,682	(5,821)	(3,897)	(5,821)	(1,924)	(49)%	(1,924)	(49)%	(11,503)	#
Annuities	(815)	(916)	(740)	(721)	(950)	(815)	(950)	(135)	(17)%	(135)	(17)%	(229)	(32)%
Variable universal life / Universal life	(38)	(31)	(39)	(30)	(48)	(38)	(48)	(10)	(26)%	(10)	(26)%	(18)	(60)%

S&P 500
Daily average	1,835	1,899	1,977	2,012	2,064	1,835	2,064	229	12%	229	12%	52	3%
Period end	1,872	1,960	1,972	2,059	2,068	1,872	2,068	196	10%	196	10%	9	—

(1) See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2) Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) Beginning April 1, 2014, net flows reflect all additions and withdrawals to and from the Ameriprise Strategic Portfolio Service (“SPS”) wrap account program.  For all periods presented prior to April 1, 2014, additions and withdrawals to and from certain non-billable investments of this program were reflected in the Market appreciation (depreciation) and other line and purchases and sales of billable investments were reported in the Net flows line.  Net flows for the SPS program are now reported on a consistent basis with our other wrap account programs.  See page 13 for wrap asset rollforward details.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	192.1	190.6	187.7	185.4	183.1	192.1	183.1	(9.0)	(5)%	(9.0)	(5)%	(2.3)	(1)%
Repurchases	(3.2)	(3.2)	(2.7)	(2.7)	(2.6)	(3.2)	(2.6)	0.6	19%	0.6	19%	0.1	4%
Issuances	3.1	0.9	0.8	0.9	2.0	3.1	2.0	(1.1)	(35)%	(1.1)	(35)%	1.1	#
Other	(1.4)	(0.6)	(0.4)	(0.5)	(0.7)	(1.4)	(0.7)	0.7	50%	0.7	50%	(0.2)	(40)%
Total common shares outstanding	190.6	187.7	185.4	183.1	181.8	190.6	181.8	(8.8)	(5)%	(8.8)	(5)%	(1.3)	(1)%
Restricted stock units	3.5	3.7	3.7	3.8	3.3	3.5	3.3	(0.2)	(6)%	(0.2)	(6)%	(0.5)	(13)%
Total basic common shares outstanding	194.1	191.4	189.1	186.9	185.1	194.1	185.1	(9.0)	(5)%	(9.0)	(5)%	(1.8)	(1)%
Total potentially dilutive shares	3.5	3.3	3.4	3.2	2.7	3.5	2.7	(0.8)	(23)%	(0.8)	(23)%	(0.5)	(16)%
Total diluted shares	197.6	194.7	192.5	190.1	187.8	197.6	187.8	(9.8)	(5)%	(9.8)	(5)%	(2.3)	(1)%

Capital Returned to Shareholders
Dividends paid	$103	$112	$111	$109	$110	$103	$110	$7	7%	$7	7%	$1	1%
Common stock share repurchases	$354	$352	$331	$335	$349	$354	$349	$(5)	(1)%	$(5)	(1)%	$14	4%

Allocated Capital (1)
Advice & Wealth Management	$466	$508	$510	$510	$516	$466	$516	$50	11%	$50	11%	$6	1%
Asset Management	1,860	1,860	1,905	1,884	1,872	1,860	1,872	12	1%	12	1%	(12)	(1)%
Annuities	2,800	2,552	1,938	1,982	1,987	2,800	1,987	(813)	(29)%	(813)	(29)%	5	—
Protection	1,839	1,879	1,897	1,962	1,975	1,839	1,975	136	7%	136	7%	13	1%
Corporate & Other	2,921	2,833	3,950	3,884	3,856	2,921	3,856	935	32%	935	32%	(28)	(1)%
Total allocated capital	$9,886	$9,632	$10,200	$10,222	$10,206	$9,886	$10,206	$320	3%	$320	3%	$(16)	—

(1) Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount.  Allocated capital is not adjusted for non-operating items except for CIEs.

# Variance of greater than 100%.

Statistical Supplement Package
(unaudited)

First Quarter 2015

Segment Results

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,149	$1,198	$1,210	$1,249	$1,228	$1,149	$1,228	$79	7%	$79	7%	$(21)	(2)%
Operating expenses	968	1,004	1,005	1,037	1,018	968	1,018	50	5%	50	5%	(19)	(2)%
Pretax operating earnings	$181	$194	$205	$212	$210	$181	$210	$29	16%	$29	16%	$(2)	(1)%

Allocated capital	$466	$508	$510	$510	$516	$466	$516	$50	11%	$50	11%	$6	1%
Operating return on allocated capital (1)	102.4%	106.0%	112.3%	120.5%	121.6%	102.4%	121.6%	19.2%		19.2%		1.1%
Pretax operating margin	15.8%	16.2%	16.9%	17.0%	17.1%	15.8%	17.1%	1.3%		1.3%		0.1%

Asset Management
Operating total net revenues	$807	$844	$839	$830	$807	$807	$807	$—	—	$—	—	$(23)	(3)%
Operating expenses	624	645	631	632	616	624	616	(8)	(1)%	(8)	(1)%	(16)	(3)%
Pretax operating earnings	$183	$199	$208	$198	$191	$183	$191	$8	4%	$8	4%	$(7)	(4)%

Allocated capital	$1,860	$1,860	$1,905	$1,884	$1,872	$1,860	$1,872	$12	1%	$12	1%	$(12)	(1)%
Operating return on allocated capital (1)	28.3%	28.5%	30.1%	31.3%	31.5%	28.3%	31.5%	3.2%		3.2%		0.2%
Pretax operating margin	22.7%	23.6%	24.8%	23.9%	23.7%	22.7%	23.7%	1.0%		1.0%		(0.2)%

Operating total net revenues	$807	$844	$839	$830	$807	$807	$807	$—	—	$—	—	$(23)	(3)%
Distribution pass thru revenues	(228)	(237)	(233)	(231)	(218)	(228)	(218)	10	4%	10	4%	13	6%
Subadvisory and other pass thru revenues	(97)	(106)	(98)	(99)	(103)	(97)	(103)	(6)	(6)%	(6)	(6)%	(4)	(4)%
Adjusted operating revenues (2)	$482	$501	$508	$500	$486	$482	$486	$4	1%	$4	1%	$(14)	(3)%

Pretax operating earnings	$183	$199	$208	$198	$191	$183	$191	$8	4%	$8	4%	$(7)	(4)%
Operating net investment income	(4)	(13)	(7)	(6)	(6)	(4)	(6)	(2)	(50)%	(2)	(50)%	—	—
Amortization of intangibles	9	8	9	8	8	9	8	(1)	(11)%	(1)	(11)%	—	—
Adjusted operating earnings (2)	$188	$194	$210	$200	$193	$188	$193	$5	3%	$5	3%	$(7)	(4)%

Adjusted net pretax operating margin (2)(3)	39.0%	38.7%	41.3%	40.0%	39.7%	39.0%	39.7%	0.7%		0.7%		(0.3)%

Annuities
Operating total net revenues	$636	$651	$655	$649	$631	$636	$631	$(5)	(1)%	$(5)	(1)%	$(18)	(3)%
Operating expenses	460	481	527	490	459	460	459	(1)	—	(1)	—	(31)	(6)%
Pretax operating earnings	$176	$170	$128	$159	$172	$176	$172	$(4)	(2)%	$(4)	(2)%	$13	8%

Allocated capital	$2,800	$2,552	$1,938	$1,982	$1,987	$2,800	$1,987	$(813)	(29)%	$(813)	(29)%	$5	—
Operating return on allocated capital (1)	18.4%	19.6%	18.3%	19.3%	20.7%	18.4%	20.7%	2.3%		2.3%		1.4%
Pretax operating margin	27.7%	26.1%	19.5%	24.5%	27.3%	27.7%	27.3%	(0.4)%		(0.4)%		2.8%

Protection
Operating total net revenues	$555	$579	$553	$600	$590	$555	$590	$35	6%	$35	6%	$(10)	(2)%
Operating expenses	496	488	487	570	539	496	539	43	9%	43	9%	(31)	(5)%
Pretax operating earnings	$59	$91	$66	$30	$51	$59	$51	$(8)	(14)%	$(8)	(14)%	$21	70%

Allocated capital	$1,839	$1,879	$1,897	$1,962	$1,975	$1,839	$1,975	$136	7%	$136	7%	$13	1%
Operating return on allocated capital (1)	11.7%	11.5%	11.4%	9.6%	9.1%	11.7%	9.1%	(2.6)%		(2.6)%		(0.5)%
Pretax operating margin	10.6%	15.7%	11.9%	5.0%	8.6%	10.6%	8.6%	(2.0)%		(2.0)%		3.6%

Corporate & Other
Operating total net revenues	$6	$(2)	$(1)	$1	$(6)	$6	$(6)	$(12)	#	$(12)	#	$(7)	#
Operating expenses	61	73	52	48	56	61	56	(5)	(8)%	(5)	(8)%	8	17%
Pretax operating loss	$(55)	$(75)	$(53)	$(47)	$(62)	$(55)	$(62)	$(7)	(13)%	$(7)	(13)%	$(15)	(32)%

(1)  Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)  See non-GAAP financial information on pg 34.

(3)  Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2015

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$555	$604	$621	$633	$637	$555	$637	$82	15%	$82	15%	$4	1%
Distribution fees	547	551	544	571	543	547	543	(4)	(1)%	(4)	(1)%	(28)	(5)%
Net investment income	34	34	33	35	35	34	35	1	3%	1	3%	—	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	20	16	19	17	20	20	20	—	—	—	—	3	18%
Total revenues	1,156	1,205	1,217	1,256	1,235	1,156	1,235	79	7%	79	7%	(21)	(2)%
Banking and deposit interest expense	7	7	7	7	7	7	7	—	—	—	—	—	—
Operating total net revenues	1,149	1,198	1,210	1,249	1,228	1,149	1,228	79	7%	79	7%	(21)	(2)%

Expenses
Distribution expenses	707	734	742	760	757	707	757	50	7%	50	7%	(3)	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	2	2	1	1	2	2	2	—	—	—	—	1	#
General and administrative expense	259	268	262	276	259	259	259	—	—	—	—	(17)	(6)%
Operating expenses	968	1,004	1,005	1,037	1,018	968	1,018	50	5%	50	5%	(19)	(2)%
Pretax operating earnings	$181	$194	$205	$212	$210	$181	$210	$29	16%	$29	16%	$(2)	(1)%

Pretax operating margin	15.8%	16.2%	16.9%	17.0%	17.1%	15.8%	17.1%	1.3%		1.3%		0.1%

Return on Capital
Allocated capital	$466	$508	$510	$510	$516	$466	$516	$50	11%	$50	11%	$6	1%
Operating return on allocated capital (1)	102.4%	106.0%	112.3%	120.5%	121.6%	102.4%	121.6%	19.2%		19.2%		1.1%

On-balance sheet deposits	$7,222	$7,295	$7,522	$7,674	$7,885	$7,222	$7,885	$663	9%	$663	9%	$211	3%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$12	$9	$9	$10	$10	$12	$10	$(2)	(17)%	$(2)	(17)%	$—	—
Allocated capital	$229	$235	$237	$236	$241	$229	$241	$12	5%	$12	5%	$5	2%
Operating return on allocated capital (1)	12.7%	12.6%	12.5%	12.9%	12.0%	12.7%	12.0%	(0.7)%		(0.7)%		(0.9)%

Wealth Management & Distribution
Pretax operating earnings	$169	$185	$196	$202	$200	$169	$200	$31	18%	$31	18%	$(2)	(1)%
Allocated capital	$237	$273	$273	$274	$275	$237	$275	$38	16%	$38	16%	$1	—
Operating return on allocated capital (1)	184.8%	191.3%	203.0%	217.1%	218.5%	184.8%	218.5%	33.7%		33.7%		1.4%

Financial Plans
Branded financial plan net cash sales	$60	$61	$60	$70	$62	$60	$62	$2	3%	$2	3%	$(8)	(11)%

Financial Advisors
Employee advisors	2,155	2,115	2,100	2,083	2,084	2,155	2,084	(71)	(3)%	(71)	(3)%	1	—
Franchisee advisors	7,549	7,577	7,596	7,589	7,607	7,549	7,607	58	1%	58	1%	18	—
Total branded financial advisors	9,704	9,692	9,696	9,672	9,691	9,704	9,691	(13)	—	(13)	—	19	—

Operating total net revenues per financial advisor (in thousands) (2)	$118	$124	$125	$129	$127	$118	$127	$9	8%	$9	8%	$(2)	(2)%
Operating total net revenues per financial advisor-trailing twelve months (in thousands) (3)	$454	$468	$483	$496	$505	$454	$505	$51	11%	$51	11%	$9	2%

Advisor Retention
Employee	91.5%	91.1%	91.9%	91.2%	91.0%	91.5%	91.0%	(0.5)%		(0.5)%		(0.2)%
Franchisee	94.7%	94.7%	94.6%	94.5%	94.3%	94.7%	94.3%	(0.4)%		(0.4)%		(0.2)%

Total Client Assets (at period end)	$418,384	$434,659	$433,804	$444,391	$452,969	$418,384	$452,969	$34,585	8%	$34,585	8%	$8,578	2%

Total Wrap Accounts
Beginning assets	$153,512	$159,358	$167,805	$169,227	$174,670	$153,512	$174,670	$21,158	14%	$21,158	14%	$5,443	3%
Net flows (4)	4,205	3,019	3,834	3,130	2,802	4,205	2,802	(1,403)	(33)%	(1,403)	(33)%	(328)	(10)%
Market appreciation (depreciation) and other (4)	1,641	5,428	(2,412)	2,313	2,572	1,641	2,572	931	57%	931	57%	259	11%
Total wrap ending assets	$159,358	$167,805	$169,227	$174,670	$180,044	$159,358	$180,044	$20,686	13%	$20,686	13%	$5,374	3%

Advisory wrap account assets ending balance (5)	$158,354	$166,759	$168,157	$173,489	$178,749	$158,354	$178,749	20,395	13%	20,395	13%	5,260	3%

(1)                                     Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)                                     Year-to-date is sum of current and prior quarters for the year under review.

(3)                                     Trailing twelve months is the sum of the last four quarters.

(4)                                     Beginning April 1, 2014, net flows reflect all additions and withdrawals to and from the Ameriprise Strategic Portfolio Service (“SPS”) wrap account program.  For all periods presented prior to April 1, 2014, additions and withdrawals to and from certain non-billable investments of this program were reflected in the Market appreciation (depreciation) and other line and purchases and sales of billable investments were reported in the Net flows line.  Net flows for the SPS program are now reported on a consistent basis with our other wrap account programs.

(5)                                     Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts.  Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

Statistical Supplement Package

(unaudited)

First Quarter 2015

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues

Management and financial advice fees	$680	$707	$706	$698	$674	$680	$674	$(6)	(1)%	$(6)	(1)%	$(24)	(3)%
Distribution fees	121	123	124	125	125	121	125	4	3%	4	3%	—	—
Net investment income	4	13	7	6	6	4	6	2	50%	2	50%	—	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	2	1	2	1	2	2	2	—	—	—	—	1	#
Total revenues	807	844	839	830	807	807	807	—	—	—	—	(23)	(3)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	807	844	839	830	807	807	807	—	—	—	—	(23)	(3)%

Expenses
Distribution expenses	284	291	288	285	278	284	278	(6)	(2)%	(6)	(2)%	(7)	(2)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	4	4	3	3	4	3	(1)	(25)%	(1)	(25)%	—	—
Interest and debt expense	6	7	6	7	6	6	6	—	—	—	—	(1)	(14)%
General and administrative expense	330	343	333	337	329	330	329	(1)	—	(1)	—	(8)	(2)%
Operating expenses	624	645	631	632	616	624	616	(8)	(1)%	(8)	(1)%	(16)	(3)%
Pretax operating earnings	$183	$199	$208	$198	$191	$183	$191	$8	4%	$8	4%	$(7)	(4)%

Pretax operating margin	22.7%	23.6%	24.8%	23.9%	23.7%	22.7%	23.7%	1.0%		1.0%		(0.2)%

Operating total net revenues	$807	$844	$839	$830	$807	$807	$807	$—	—	$—	—	$(23)	(3)%
Distribution pass thru revenues	(228)	(237)	(233)	(231)	(218)	(228)	(218)	10	4%	10	4%	13	6%
Subadvisory and other pass thru revenues	(97)	(106)	(98)	(99)	(103)	(97)	(103)	(6)	(6)%	(6)	(6)%	(4)	(4)%
Adjusted operating revenues (1)	$482	$501	$508	$500	$486	$482	$486	$4	1%	$4	1%	$(14)	(3)%

Pretax operating earnings	$183	$199	$208	$198	$191	$183	$191	$8	4%	$8	4%	$(7)	(4)%
Operating net investment income	(4)	(13)	(7)	(6)	(6)	(4)	(6)	(2)	(50)%	(2)	(50)%	—	—
Amortization of intangibles	9	8	9	8	8	9	8	(1)	(11)%	(1)	(11)%	—	—
Adjusted operating earnings (1)	$188	$194	$210	$200	$193	$188	$193	$5	3%	$5	3%	$(7)	(4)%

Adjusted net pretax operating margin (1)(2)	39.0%	38.7%	41.3%	40.0%	39.7%	39.0%	39.7%	0.7%		0.7%		(0.3)%

Return on Capital
Allocated capital	$1,860	$1,860	$1,905	$1,884	$1,872	$1,860	$1,872	$12	1%	$12	1%	$(12)	(1)%
Operating return on allocated capital (3)	28.3%	28.5%	30.1%	31.3%	31.5%	28.3%	31.5%	3.2%		3.2%		0.2%

(1)       See non-GAAP financial information on pg 34.

(2)       Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)       Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows	$(2,675)	$188	$(2,317)	$7,136	$(3,199)	$(2,675)	$(3,199)	$(524)	(20)%	$(524)	(20)%	$(10,335)	#
Threadneedle managed asset net flows	(1,277)	4,284	(1,889)	(1,073)	(1,116)	(1,277)	(1,116)	161	13%	161	13%	(43)	(4)%
Sub-advised eliminations	55	(48)	89	(381)	(1,506)	55	(1,506)	(1,561)	#	(1,561)	#	(1,125)	#
Total managed asset net flows	$(3,897)	$4,424	$(4,117)	$5,682	$(5,821)	$(3,897)	$(5,821)	$(1,924)	(49)%	$(1,924)	(49)%	$(11,503)	#

Total Managed Assets Reconciliations
Columbia managed assets	$357,906	$363,506	$357,583	$361,190	$364,186	$357,906	$364,186	$6,280	2%	$6,280	2%	$2,996	1%
Threadneedle managed assets	149,260	158,149	150,375	147,883	147,235	149,260	147,235	(2,025)	(1)%	(2,025)	(1)%	(648)	—
Sub-advised eliminations	(3,270)	(3,395)	(3,165)	(3,485)	(5,111)	(3,270)	(5,111)	(1,841)	(56)%	(1,841)	(56)%	(1,626)	(47)%
Total managed assets	$503,896	$518,260	$504,793	$505,588	$506,310	$503,896	$506,310	$2,414	—	$2,414	—	$722	—

Total Managed Assets by Type
Equity	$278,065	$289,370	$277,341	$278,052	$279,395	$278,065	$279,395	$1,330	—	$1,330	—	$1,343	—
Fixed income	195,053	196,379	194,613	193,355	192,009	195,053	192,009	(3,044)	(2)%	(3,044)	(2)%	(1,346)	(1)%
Money market	6,527	6,321	6,561	6,660	6,918	6,527	6,918	391	6%	391	6%	258	4%
Alternative	6,790	7,164	6,982	7,453	7,372	6,790	7,372	582	9%	582	9%	(81)	(1)%
Hybrid and other	17,461	19,026	19,296	20,068	20,616	17,461	20,616	3,155	18%	3,155	18%	548	3%
Total managed assets by type	$503,896	$518,260	$504,793	$505,588	$506,310	$503,896	$506,310	$2,414	—	$2,414	—	$722	—

Average Managed Assets by Type (1)
Equity	$274,903	$280,394	$284,091	$279,786	$279,148	$274,903	$279,148	$4,245	2%	$4,245	2%	$(638)	—
Fixed income	196,320	196,187	196,100	194,701	193,845	196,320	193,845	(2,475)	(1)%	(2,475)	(1)%	(856)	—
Money market	6,716	6,582	6,512	6,538	6,457	6,716	6,457	(259)	(4)%	(259)	(4)%	(81)	(1)%
Alternative	6,708	6,869	7,083	7,383	7,411	6,708	7,411	703	10%	703	10%	28	—
Hybrid and other	16,604	18,074	19,178	19,638	20,341	16,604	20,341	3,737	23%	3,737	23%	703	4%
Total average managed assets by type	$501,251	$508,106	$512,964	$508,046	$507,202	$501,251	$507,202	$5,951	1%	$5,951	1%	$(844)	—

(1)       Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$239,393	$239,451	$243,796	$237,034	$237,652	$239,393	$237,652	$(1,741)	(1)%	$(1,741)	(1)%	$618	—
Mutual fund inflows	9,609	7,653	9,147	9,545	9,227	9,609	9,227	(382)	(4)%	(382)	(4)%	(318)	(3)%
Mutual fund outflows	(12,420)	(10,154)	(12,002)	(12,779)	(12,292)	(12,420)	(12,292)	128	1%	128	1%	487	4%
Net VP/VIT fund flows	(178)	(255)	(236)	(255)	(265)	(178)	(265)	(87)	(49)%	(87)	(49)%	(10)	(4)%
Net new flows	(2,989)	(2,756)	(3,091)	(3,489)	(3,330)	(2,989)	(3,330)	(341)	(11)%	(341)	(11)%	159	5%
Reinvested dividends	398	3,452	574	8,995	469	398	469	71	18%	71	18%	(8,526)	(95)%
Net flows	(2,591)	696	(2,517)	5,506	(2,861)	(2,591)	(2,861)	(270)	(10)%	(270)	(10)%	(8,367)	#
Distributions	(528)	(4,052)	(709)	(10,652)	(595)	(528)	(595)	(67)	(13)%	(67)	(13)%	10,057	94%
Market appreciation (depreciation) and other	3,177	7,701	(3,536)	5,764	5,305	3,177	5,305	2,128	67%	2,128	67%	(459)	(8)%
Total ending assets	239,451	243,796	237,034	237,652	239,501	239,451	239,501	50	—	50	—	1,849	1%

% of total retail assets sub-advised	20.5%	20.2%	20.2%	20.2%	21.6%	20.5%	21.6%	1.1%		1.1%		1.4%

Institutional
Beginning assets	75,648	76,463	77,627	78,019	80,709	75,648	80,709	5,061	7%	5,061	7%	2,690	3%
Inflows	4,547	4,601	5,512	5,806	4,946	4,547	4,946	399	9%	399	9%	(860)	(15)%
Outflows	(4,945)	(5,380)	(5,191)	(4,702)	(5,301)	(4,945)	(5,301)	(356)	(7)%	(356)	(7)%	(599)	(13)%
Net flows	(398)	(779)	321	1,104	(355)	(398)	(355)	43	11%	43	11%	(1,459)	#
Market appreciation (depreciation) and other (1)	1,213	1,943	71	1,586	1,398	1,213	1,398	185	15%	185	15%	(188)	(12)%
Total ending assets	76,463	77,627	78,019	80,709	81,752	76,463	81,752	5,289	7%	5,289	7%	1,043	1%

Alternative
Beginning assets	5,643	6,029	6,390	6,230	6,745	5,643	6,745	1,102	20%	1,102	20%	515	8%
Inflows	454	603	4	625	151	454	151	(303)	(67)%	(303)	(67)%	(474)	(76)%
Outflows	(140)	(332)	(125)	(99)	(134)	(140)	(134)	6	4%	6	4%	(35)	(35)%
Net flows	314	271	(121)	526	17	314	17	(297)	(95)%	(297)	(95)%	(509)	(97)%
Market appreciation (depreciation) and other	72	90	(39)	(11)	(57)	72	(57)	(129)	#	(129)	#	(46)	#
Total ending assets	6,029	6,390	6,230	6,745	6,705	6,029	6,705	676	11%	676	11%	(40)	(1)%

Affiliated General Account Assets	35,963	35,693	36,300	36,084	36,228	35,963	36,228	265	1%	265	1%	144	—

Total Columbia managed assets	$357,906	$363,506	$357,583	$361,190	$364,186	$357,906	$364,186	$6,280	2%	$6,280	2%	$2,996	1%

Total Columbia net flows	$(2,675)	$188	$(2,317)	$7,136	$(3,199)	$(2,675)	$(3,199)	$(524)	(20)%	$(524)	(20)%	$(10,335)	#

(1)       Included in Market appreciation (depreciation) and other for Institutional funds in the 4th quarter of 2014 are ($0.3B) due to the transfer of assets from Separately Managed Accounts (SMAs) to Unified Managed Accounts (UMAs).

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$50,620	$50,693	$52,082	$48,235	$46,523	$50,620	$46,523	$(4,097)	(8)%	$(4,097)	(8)%	$(1,712)	(4)%
Mutual fund inflows	6,857	5,896	4,832	5,799	5,555	6,857	5,555	(1,302)	(19)%	(1,302)	(19)%	(244)	(4)%
Mutual fund outflows	(7,774)	(5,951)	(5,915)	(6,322)	(5,080)	(7,774)	(5,080)	2,694	35%	2,694	35%	1,242	20%
Net new flows	(917)	(55)	(1,083)	(523)	475	(917)	475	1,392	#	1,392	#	998	#
Reinvested dividends	23	41	40	71	33	23	33	10	43%	10	43%	(38)	(54)%
Net flows	(894)	(14)	(1,043)	(452)	508	(894)	508	1,402	#	1,402	#	960	#
Distributions	(118)	(187)	(147)	(237)	(135)	(118)	(135)	(17)	(14)%	(17)	(14)%	102	43%
Market appreciation (depreciation)	455	(52)	(420)	807	2,381	455	2,381	1,926	#	1,926	#	1,574	#
Foreign currency translation (1)	410	1,228	(2,408)	(2,053)	(2,345)	410	(2,345)	(2,755)	#	(2,755)	#	(292)	(14)%
Other	220	414	171	223	192	220	192	(28)	(13)%	(28)	(13)%	(31)	(14)%
Total ending assets	50,693	52,082	48,235	46,523	47,124	50,693	47,124	(3,569)	(7)%	(3,569)	(7)%	601	1%

Institutional
Beginning assets	96,065	97,806	105,293	101,388	100,652	96,065	100,652	4,587	5%	4,587	5%	(736)	(1)%
Inflows	1,923	7,746	1,834	1,778	1,919	1,923	1,919	(4)	—	(4)	—	141	8%
Outflows	(2,271)	(3,432)	(2,703)	(2,397)	(3,542)	(2,271)	(3,542)	(1,271)	(56)%	(1,271)	(56)%	(1,145)	(48)%
Net flows	(348)	4,314	(869)	(619)	(1,623)	(348)	(1,623)	(1,275)	#	(1,275)	#	(1,004)	#
Market appreciation (depreciation)	555	16	1,195	3,614	4,757	555	4,757	4,202	#	4,202	#	1,143	32%
Foreign currency translation (1)	797	2,349	(4,972)	(4,312)	(5,000)	797	(5,000)	(5,797)	#	(5,797)	#	(688)	(16)%
Other	737	808	741	581	658	737	658	(79)	(11)%	(79)	(11)%	77	13%
Total ending assets	97,806	105,293	101,388	100,652	99,444	97,806	99,444	1,638	2%	1,638	2%	(1,208)	(1)%

Alternative
Beginning assets	758	761	774	752	708	758	708	(50)	(7)%	(50)	(7)%	(44)	(6)%
Inflows	—	—	25	—	11	—	11	11	—	11	—	11	—
Outflows	(35)	(16)	(2)	(2)	(12)	(35)	(12)	23	66%	23	66%	(10)	#
Net flows	(35)	(16)	23	(2)	(1)	(35)	(1)	34	97%	34	97%	1	50%
Market appreciation (depreciation)	18	(1)	(15)	(17)	(13)	18	(13)	(31)	#	(31)	#	4	24%
Foreign currency translation (1)	6	20	(38)	(32)	(33)	6	(33)	(39)	#	(39)	#	(1)	(3)%
Other	14	10	8	7	6	14	6	(8)	(57)%	(8)	(57)%	(1)	(14)%
Total ending assets	761	774	752	708	667	761	667	(94)	(12)%	(94)	(12)%	(41)	(6)%

Total Threadneedle managed assets	$149,260	$158,149	$150,375	$147,883	$147,235	$149,260	$147,235	$(2,025)	(1)%	$(2,025)	(1)%	$(648)	—

Total Threadneedle net flows	$(1,277)	$4,284	$(1,889)	$(1,073)	$(1,116)	$(1,277)	$(1,116)	$161	13%	$161	13%	$(43)	(4)%

Total Threadneedle net flows excluding legacy insurance mandates	$(248)	$5,032	$(1,051)	$(286)	$(303)	$(248)	$(303)	$(55)	(22)%	$(55)	(22)%	$(17)	(6)%

(1) Amounts represent British Pound to US dollar conversion.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2015

Mutual Fund Rankings in top 2 Lipper Quartiles

		1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015
Domestic Equity
Equal weighted	1 year	55%	58%	66%	61%	55%
	3 year	50%	50%	73%	68%	65%
	5 year	68%	65%	54%	57%	54%
Asset weighted	1 year	41%	50%	62%	58%	61%
	3 year	70%	48%	68%	62%	64%
	5 year	76%	76%	60%	62%	63%
International Equity
Equal weighted	1 year	60%	40%	73%	50%	71%
	3 year	56%	50%	59%	68%	67%
	5 year	53%	41%	60%	65%	63%
Asset weighted	1 year	28%	16%	87%	74%	84%
	3 year	27%	77%	40%	45%	41%
	5 year	29%	26%	38%	45%	41%
Taxable Fixed Income
Equal weighted	1 year	50%	33%	44%	50%	65%
	3 year	65%	61%	56%	61%	75%
	5 year	53%	47%	59%	65%	75%
Asset weighted	1 year	53%	37%	66%	71%	77%
	3 year	83%	83%	69%	83%	84%
	5 year	60%	52%	70%	83%	84%
Tax Exempt Fixed Income
Equal weighted	1 year	100%	100%	94%	89%	89%
	3 year	100%	100%	94%	100%	100%
	5 year	94%	94%	100%	100%	100%
Asset weighted	1 year	100%	100%	84%	78%	84%
	3 year	100%	100%	84%	100%	100%
	5 year	84%	84%	100%	100%	100%
Asset Allocation Funds
Equal weighted	1 year	33%	50%	58%	58%	82%
	3 year	55%	64%	64%	64%	78%
	5 year	78%	89%	89%	89%	89%
Asset weighted	1 year	42%	49%	65%	67%	89%
	3 year	68%	75%	75%	76%	77%
	5 year	91%	97%	97%	97%	97%

Number of 4- or 5-star Morningstar rated funds
Overall		51	51	54	51	48
3 year		43	43	48	42	43
5 year		44	44	46	46	50

Percent of 4- or 5-star Morningstar rated funds
Overall		51%	50%	51%	49%	48%
3 year		43%	43%	46%	40%	43%
5 year		46%	46%	47%	47%	53%

Percent of 4- or 5-star Morningstar rated assets
Overall		52%	53%	56%	55%	56%
3 year		38%	40%	38%	35%	40%
5 year		42%	40%	52%	54%	57%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  Only funds with Class Z shares are included.  In instances where a fund’s Class Z shares do not have a full five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2015

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015
Equity
Equal weighted	1 year	60%	62%	62%	61%	71%
	3 year	80%	73%	73%	64%	68%
	5 year	65%	81%	84%	83%	83%
Asset weighted	1 year	42%	53%	57%	63%	78%
	3 year	87%	78%	61%	59%	61%
	5 year	68%	89%	84%	86%	87%

Fixed Income
Equal weighted	1 year	61%	65%	70%	65%	65%
	3 year	73%	73%	74%	68%	59%
	5 year	67%	62%	62%	68%	68%
Asset weighted	1 year	55%	46%	65%	65%	63%
	3 year	57%	59%	62%	71%	37%
	5 year	53%	46%	49%	51%	47%

Allocation (Managed) Funds
Equal weighted	1 year	86%	88%	63%	57%	75%
	3 year	100%	67%	83%	83%	83%
	5 year	67%	67%	67%	83%	83%
Asset weighted	1 year	62%	63%	51%	68%	79%
	3 year	100%	37%	93%	93%	93%
	5 year	55%	55%	55%	93%	93%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

First Quarter 2015

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$183	$189	$191	$193	$190	$183	$190	$7	4%	$7	4%	$(3)	(2)%
Distribution fees	88	91	91	90	89	88	89	1	1%	1	1%	(1)	(1)%
Net investment income	242	234	235	230	221	242	221	(21)	(9)%	(21)	(9)%	(9)	(4)%
Premiums	26	32	26	25	22	26	22	(4)	(15)%	(4)	(15)%	(3)	(12)%
Other revenues	97	105	112	111	109	97	109	12	12%	12	12%	(2)	(2)%
Total revenues	636	651	655	649	631	636	631	(5)	(1)%	(5)	(1)%	(18)	(3)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	636	651	655	649	631	636	631	(5)	(1)%	(5)	(1)%	(18)	(3)%

Expenses
Distribution expenses	107	109	110	113	108	107	108	1	1%	1	1%	(5)	(4)%
Interest credited to fixed accounts	148	139	136	133	127	148	127	(21)	(14)%	(21)	(14)%	(6)	(5)%
Benefits, claims, losses and settlement expenses	86	113	136	128	115	86	115	29	34%	29	34%	(13)	(10)%
Amortization of deferred acquisition costs	54	51	78	52	43	54	43	(11)	(20)%	(11)	(20)%	(9)	(17)%
Interest and debt expense	10	9	9	10	10	10	10	—	—	—	—	—	—
General and administrative expense	55	60	58	54	56	55	56	1	2%	1	2%	2	4%
Operating expenses	460	481	527	490	459	460	459	(1)	—	(1)	—	(31)	(6)%
Pretax operating earnings	$176	$170	$128	$159	$172	$176	$172	$(4)	(2)%	$(4)	(2)%	$13	8%

Pretax operating margin	27.7%	26.1%	19.5%	24.5%	27.3%	27.7%	27.3%	(0.4)%		(0.4)%		2.8%

Return on Capital
Allocated capital	$2,800	$2,552	$1,938	$1,982	$1,987	$2,800	$1,987	$(813)	(29)%	$(813)	(29)%	$5	—
Operating return on allocated capital (1)	18.4%	19.6%	18.3%	19.3%	20.7%	18.4%	20.7%	2.3%		2.3%		1.4%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$(4)	$(16)	$26	$7	$17	$(4)	$17	$21	#	$21	#	$10	#
Other	(11)	(38)	(17)	(41)	(51)	(11)	(51)	(40)	#	(40)	#	(10)	(24)%
Total VA guaranteed benefit impact excluded from operating earnings	$(15)	$(54)	$9	$(34)	$(34)	$(15)	$(34)	$(19)	#	$(19)	#	$—	—

Total annuity net flows	$(815)	$(916)	$(740)	$(721)	$(950)	$(815)	$(950)	$(135)	(17)%	$(135)	(17)%	$(229)	(32)%

(1)              Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)              Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Product Information
Variable Annuities
Pretax operating earnings	$145	$140	$81	$123	$144	$145	$144	$(1)	(1)%	$(1)	(1)%	$21	17%
Allocated capital (1)	$1,366	$1,164	$564	$644	$650	$1,366	$650	$(716)	(52)%	$(716)	(52)%	$6	1%
Operating return on allocated capital (2)	35.6%	36.5%	33.0%	34.8%	41.2%	35.6%	41.2%	5.6%		5.6%		6.4%

Fixed Annuities (3)
Pretax operating earnings	$31	$30	$47	$36	$28	$31	$28	$(3)	(10)%	$(3)	(10)%	$(8)	(22)%
Allocated capital	$1,434	$1,388	$1,374	$1,338	$1,337	$1,434	$1,337	$(97)	(7)%	$(97)	(7)%	$(1)	—
Operating return on allocated capital (2)	5.4%	5.3%	6.6%	7.7%	7.6%	5.4%	7.6%	2.2%		2.2%		(0.1)%

Variable Annuities Rollforward
Beginning balance	$75,522	$75,893	$77,580	$76,141	$76,988	$75,522	$76,988	$1,466	2%	$1,466	2%	$847	1%
Deposits	1,215	1,248	1,204	1,200	1,182	1,215	1,182	(33)	(3)%	(33)	(3)%	(18)	(2)%
Withdrawals and terminations	(1,615)	(1,704)	(1,630)	(1,606)	(1,567)	(1,615)	(1,567)	48	3%	48	3%	39	2%
Net flows	(400)	(456)	(426)	(406)	(385)	(400)	(385)	15	4%	15	4%	21	5%
Investment performance and interest credited	771	2,143	(1,013)	1,253	1,331	771	1,331	560	73%	560	73%	78	6%
Total ending balance - contract accumulation values	$75,893	$77,580	$76,141	$76,988	$77,934	$75,893	$77,934	$2,041	3%	$2,041	3%	$946	1%

Variable annuities fixed sub-accounts	$4,893	$4,877	$4,869	$4,860	$4,848	$4,893	$4,848	$(45)	(1)%	$(45)	(1)%	$(12)	—

Fixed Annuities Rollforward
Beginning balance	$13,252	$12,944	$12,581	$12,360	$12,137	$13,252	$12,137	$(1,115)	(8)%	$(1,115)	(8)%	$(223)	(2)%
Deposits	49	53	38	37	36	49	36	(13)	(27)%	(13)	(27)%	(1)	(3)%
Withdrawals and terminations	(464)	(513)	(352)	(352)	(601)	(464)	(601)	(137)	(30)%	(137)	(30)%	(249)	(71)%
Net flows	(415)	(460)	(314)	(315)	(565)	(415)	(565)	(150)	(36)%	(150)	(36)%	(250)	(79)%
Policyholder interest credited	107	97	93	92	86	107	86	(21)	(20)%	(21)	(20)%	(6)	(7)%
Total ending balance - contract accumulation values	$12,944	$12,581	$12,360	$12,137	$11,658	$12,944	$11,658	$(1,286)	(10)%	$(1,286)	(10)%	$(479)	(4)%

Capitalized interest	$1	$—	$1	$1	$1	$1	$1	$—	—	$—	—	$—	—

Payout Annuities Reserve Balance	$2,112	$2,111	$2,110	$2,103	$2,088	$2,112	$2,088	$(24)	(1)%	$(24)	(1)%	$(15)	(1)%

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)	4.9%	4.8%	5.0%	4.9%	4.7%	4.9%	4.7%	(0.2)%		(0.2)%		(0.2)%
Crediting rate excluding capitalized interest	(3.3)%	(3.0)%	(3.0)%	(3.0)%	(3.0)%	(3.3)%	(3.0)%	0.3%		0.3%		—
Tax equivalent margin spread	1.6%	1.8%	2.0%	1.9%	1.7%	1.6%	1.7%	0.1%		0.1%		(0.2)%

Total Variable Annuities DAC
Beginning balance	$1,690	$1,685	$1,692	$1,655	$1,663	$1,690	$1,663	$(27)	(2)%	$(27)	(2)%	$8	—
Capitalization	41	44	42	42	39	41	39	(2)	(5)%	(2)	(5)%	(3)	(7)%
Amortization due to market impact on VA guaranteed benefits	—	10	(7)	6	4	—	4	4	—	4	—	(2)	(33)%
Amortization per income statement	(43)	(41)	(78)	(43)	(33)	(43)	(33)	10	23%	10	23%	10	23%
Other	(3)	(6)	6	3	(3)	(3)	(3)	—	—	—	—	(6)	#
Total ending balance	$1,685	$1,692	$1,655	$1,663	$1,670	$1,685	$1,670	$(15)	(1)%	$(15)	(1)%	$7	—

Total Fixed Annuities DAC
Beginning balance	$88	$71	$58	$68	$67	$88	$67	$(21)	(24)%	$(21)	(24)%	$(1)	(1)%
Capitalization	1	—	1	1	1	1	1	—	—	—	—	—	—
Amortization per income statement	(11)	(10)	—	(9)	(10)	(11)	(10)	1	9%	1	9%	(1)	(11)%
Other	(7)	(3)	9	7	1	(7)	1	8	#	8	#	(6)	(86)%
Total ending balance	$71	$58	$68	$67	$59	$71	$59	$(12)	(17)%	$(12)	(17)%	$(8)	(12)%

(1)	The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.
(2)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(3)	Includes payout annuities.
(4)

Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)

In the 1st quarter of 2014 through the 1st quarter of 2015, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.8%, 4.7%, 4.8%, 4.8% and 4.6% respectively.

#	Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2015

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2015

								Prior Year Comparisons
(in millions unless otherwise noted, unaudited)						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$15	$15	$14	$15	$15	$15	$15	$—	—	$—	—	$—	—
Distribution fees	23	22	24	23	23	23	23	—	—	—	—	—	—
Net investment income	108	113	111	115	114	108	114	6	6%	6	6%	(1)	(1)%
Premiums	308	317	329	338	335	308	335	27	9%	27	9%	(3)	(1)%
Other revenues	101	112	75	109	103	101	103	2	2%	2	2%	(6)	(6)%
Total revenues	555	579	553	600	590	555	590	35	6%	35	6%	(10)	(2)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	555	579	553	600	590	555	590	35	6%	35	6%	(10)	(2)%

Expenses
Distribution expenses	14	16	14	17	13	14	13	(1)	(7)%	(1)	(7)%	(4)	(24)%
Interest credited to fixed accounts	38	37	39	39	40	38	40	2	5%	2	5%	1	3%
Benefits, claims, losses and settlement expenses	349	329	338	400	380	349	380	31	9%	31	9%	(20)	(5)%
Amortization of deferred acquisition costs	28	36	26	45	36	28	36	8	29%	8	29%	(9)	(20)%
Interest and debt expense	7	7	6	8	8	7	8	1	14%	1	14%	—	—
General and administrative expense	60	63	64	61	62	60	62	2	3%	2	3%	1	2%
Operating expenses	496	488	487	570	539	496	539	43	9%	43	9%	(31)	(5)%

Pretax operating earnings	$59	$91	$66	$30	$51	$59	$51	$(8)	(14)%	$(8)	(14)%	$21	70%

Pretax operating margin	10.6%	15.7%	11.9%	5.0%	8.6%	10.6%	8.6%	(2.0)%		(2.0)%		3.6%

Return on Capital
Allocated capital	$1,839	$1,879	$1,897	$1,962	$1,975	$1,839	$1,975	$136	7%	$136	7%	$13	1%
Operating return on allocated capital (1)	11.7%	11.5%	11.4%	9.6%	9.1%	11.7%	9.1%	(2.6)%		(2.6)%		(0.5)%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$2	$4	$6	$1	$—	$2	$—	$(2)	#	$(2)	#	$(1)	#
Other	(1)	(4)	2	(16)	(6)	(1)	(6)	(5)	#	(5)	#	10	63%
Total market impact on indexed universal life benefits excluded from operating earnings	$1	$—	$8	$(15)	$(6)	$1	$(6)	$(7)	#	$(7)	#	$9	60%

Product Information
Long Term Care
Pretax operating earnings	$8	$2	$(5)	$—	$(31)	$8	$(31)	$(39)	#	$(39)	#	$(31)	—
Allocated capital	$520	$517	$522	$536	$556	$520	$556	$36	7%	$36	7%	$20	4%
Operating return on allocated capital (1)	1.2%	1.3%	0.9%	0.7%	(4.7)%	1.2%	(4.7)%	(5.9)%		(5.9)%		(5.4)%

Protection excluding Long Term Care
Pretax operating earnings	$51	$89	$71	$30	$82	$51	$82	$31	61%	$31	61%	$52	#
Allocated capital	$1,319	$1,362	$1,375	$1,426	$1,419	$1,319	$1,419	$100	8%	$100	8%	$(7)	—
Operating return on allocated capital (1)	15.9%	15.5%	15.5%	13.1%	14.4%	15.9%	14.4%	(1.5)%		(1.5)%		1.3%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$78	$78	$85	$85	$66	$78	$66	$(12)	(15)%	$(12)	(15)%	$(19)	(22)%
Term and whole life	3	2	2	3	2	3	2	(1)	(33)%	(1)	(33)%	(1)	(33)%
Disability insurance	1	1	2	1	1	1	1	—	—	—	—	—	—
Auto and home	239	253	274	251	262	239	262	23	10%	23	10%	11	4%
Total cash sales	$321	$334	$363	$340	$331	$321	$331	$10	3%	$10	3%	$(9)	(3)%

VUL / UL Policyholder Account Balances
Beginning balance	$10,906	$10,984	$11,234	$11,124	$11,283	$10,906	$11,283	$377	3%	$377	3%	$159	1%
Premiums and deposits	249	260	258	266	246	249	246	(3)	(1)%	(3)	(1)%	(20)	(8)%
Investment performance and interest	117	279	(70)	190	186	117	186	69	59%	69	59%	(4)	(2)%
Withdrawals and surrenders	(287)	(291)	(297)	(296)	(294)	(287)	(294)	(7)	(2)%	(7)	(2)%	2	1%
Other	(1)	2	(1)	(1)	—	(1)	—	1	#	1	#	1	#
Total ending balance	$10,984	$11,234	$11,124	$11,283	$11,421	$10,984	$11,421	$437	4%	$437	4%	$138	1%

Premiums by Product
Term and whole life	$12	$12	$12	$12	$11	$12	$11	$(1)	(8)%	$(1)	(8)%	$(1)	(8)%
Disability insurance	38	39	38	38	37	38	37	(1)	(3)%	(1)	(3)%	(1)	(3)%
Long term care	28	28	28	30	27	28	27	(1)	(4)%	(1)	(4)%	(3)	(10)%
Auto and home	224	233	245	253	254	224	254	30	13%	30	13%	1	—
Intercompany premiums	6	5	6	5	6	6	6	—	—	—	—	1	20%
Total premiums by product	$308	$317	$329	$338	$335	$308	$335	$27	9%	$27	9%	$(3)	(1)%

Auto and Home Insurance
Policy count (thousands)	861	889	912	929	943	861	943	82	10%	82	10%	14	2%
Loss ratio	100.5%	89.7%	85.6%	106.2%	90.1%	100.5%	90.1%	(10.4)%		(10.4)%		(16.1)%
Expense ratio	15.4%	15.5%	14.7%	15.6%	15.5%	15.4%	15.5%	0.1%		0.1%		(0.1)%
Combined ratio	115.9%	105.2%	100.3%	121.8%	105.6%	115.9%	105.6%	(10.3)%		(10.3)%		(16.2)%

DAC Rollforward
Life and Health
Beginning balance	$859	$848	$835	$854	$851	$859	$851	$(8)	(1)%	$(8)	(1)%	$(3)	—
Capitalization	20	22	24	22	20	20	20	—	—	—	—	(2)	(9)%
Amortization due to market impact on indexed universal life benefits	(1)	3	(1)	8	3	(1)	3	4	#	4	#	(5)	(63)%
Amortization per income statement	(15)	(20)	(11)	(29)	(20)	(15)	(20)	(5)	(33)%	(5)	(33)%	9	31%
Other	(15)	(18)	7	(4)	(9)	(15)	(9)	6	40%	6	40%	(5)	#
Total ending balance	$848	$835	$854	$851	$845	$848	$845	$(3)	—	$(3)	—	$(6)	(1)%

Life Insurance in Force	$194,293	$194,760	$195,155	$195,510	$195,694	$194,293	$195,694	$1,401	1%	$1,401	1%	$184	—

Net Amount at Risk	$40,816	$40,452	$40,600	$40,552	$40,331	$40,816	$40,331	$(485)	(1)%	$(485)	(1)%	$(221)	(1)%

Net Policyholder Reserves
VUL / UL	$10,139	$10,400	$10,295	$10,476	$10,631	$10,139	$10,631	$492	5%	$492	5%	$155	1%
Term and whole life	221	218	218	216	215	221	215	(6)	(3)%	(6)	(3)%	(1)	—
Disability insurance	539	536	537	538	532	539	532	(7)	(1)%	(7)	(1)%	(6)	(1)%
Long term care and other	2,696	2,707	2,723	2,738	2,778	2,696	2,778	82	3%	82	3%	40	1%
Auto and home loss and LAE reserves	439	441	428	473	493	439	493	54	12%	54	12%	20	4%
Total net policyholder reserves	$14,034	$14,302	$14,201	$14,441	$14,649	$14,034	$14,649	$615	4%	$615	4%	$208	1%

(1)        Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2015

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	1	—	—	—	—	1	—	(1)	#	(1)	#	—	—
Net investment income	4	(5)	(3)	(2)	(7)	4	(7)	(11)	#	(11)	#	(5)	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	3	2	3	1	1	1	—	—	—	—	(2)	(67)%
Total revenues	6	(2)	(1)	1	(6)	6	(6)	(12)	#	(12)	#	(7)	#
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	6	(2)	(1)	1	(6)	6	(6)	(12)	#	(12)	#	(7)	#

Expenses
Distribution expenses	—	—	1	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	4	9	3	5	5	4	5	1	25%	1	25%	—	—
General and administrative expense	57	64	48	43	51	57	51	(6)	(11)%	(6)	(11)%	8	19%
Operating expenses	61	73	52	48	56	61	56	(5)	(8)%	(5)	(8)%	8	17%
Pretax operating loss	$(55)	$(75)	$(53)	$(47)	$(62)	$(55)	$(62)	$(7)	(13)%	$(7)	(13)%	$(15)	(32)%

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(33)	$(34)	$(34)	$(34)	$(34)	$(33)	$(34)	$(1)	(3)%	$(1)	(3)%	$—	—
Distribution fees	(304)	(317)	(319)	(325)	(314)	(304)	(314)	(10)	(3)%	(10)	(3)%	11	3%
Net investment income	—	—	—	(1)	—	—	—	—	—	—	—	1	#
Premiums	(4)	(4)	(4)	(4)	(4)	(4)	(4)	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(341)	(355)	(357)	(364)	(352)	(341)	(352)	(11)	(3)%	(11)	(3)%	12	3%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	(341)	(355)	(357)	(364)	(352)	(341)	(352)	(11)	(3)%	(11)	(3)%	12	3%

Expenses
Distribution expenses	(326)	(340)	(342)	(348)	(337)	(326)	(337)	(11)	(3)%	(11)	(3)%	11	3%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(15)	(15)	(15)	(16)	(15)	(15)	(15)	—	—	—	—	1	6%
Operating expenses	(341)	(355)	(357)	(364)	(352)	(341)	(352)	(11)	(3)%	(11)	(3)%	12	3%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2015

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

First Quarter 2015

(in millions, unaudited)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Assets
Cash and cash equivalents	$2,403	$2,141	$2,876	$2,638	$2,809
Cash of consolidated investment entities	496	718	279	390	338
Investments	35,906	35,958	35,899	35,582	35,726
Investments of consolidated investment entities	5,397	5,626	5,661	6,148	6,090
Separate account assets	81,872	84,027	82,420	83,256	84,243
Receivables	4,639	4,782	4,827	4,887	5,063
Receivables of consolidated investment entities	75	127	68	140	77
Deferred acquisition costs	2,630	2,612	2,605	2,608	2,602
Restricted and segregated cash and investments	2,391	2,344	2,382	2,614	2,714
Other assets	8,160	8,435	8,158	8,611	9,896
Other assets of consolidated investment entities	1,995	2,390	2,018	1,936	1,890
Total Assets	$145,964	$149,160	$147,193	$148,810	$151,448

Liabilities
Policyholder account balances, future policy benefits and claims	$29,625	$29,607	$29,810	$30,350	$30,482
Separate account liabilities	81,872	84,027	82,420	83,256	84,243
Customer deposits	7,211	7,285	7,513	7,664	7,878
Short-term borrowings	300	200	200	200	200
Long-term debt	2,719	2,523	3,059	3,062	3,066
Debt of consolidated investment entities	6,147	6,672	6,394	6,867	6,779
Accounts payable and accrued expenses	1,187	1,274	1,411	1,482	1,275
Accounts payable and accrued expenses of consolidated investment entities	41	47	50	41	46
Other liabilities	7,143	7,356	6,882	6,357	8,068
Other liabilities of consolidated investment entities	274	492	114	226	152
Total Liabilities	136,519	139,483	137,853	139,505	142,189

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	7,046	7,144	7,232	7,345	7,423
Retained earnings	7,582	7,843	8,152	8,469	8,752
Appropriated retained earnings of consolidated investment entities	356	320	308	234	279
Treasury stock	(7,389)	(7,802)	(8,181)	(8,589)	(8,966)
Accumulated other comprehensive income, net of tax	746	920	746	662	704
Total Ameriprise Financial Shareholders’ Equity	8,344	8,428	8,260	8,124	8,195

Noncontrolling interests	1,101	1,249	1,080	1,181	1,064
Total Equity	9,445	9,677	9,340	9,305	9,259
Total Liabilities and Equity	$145,964	$149,160	$147,193	$148,810	$151,448

Ameriprise Financial, Inc.

Capital and Ratings Information

First Quarter 2015

(in millions unless otherwise noted, unaudited)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Long-term Debt Summary
Senior notes	$2,425	$2,229	$2,765	$2,768	$2,772
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,719	2,523	3,059	3,062	3,066
Non-recourse debt of consolidated investment entities	6,147	6,672	6,394	6,867	6,779
Total long-term debt	$8,866	$9,195	$9,453	$9,929	$9,845

Total Ameriprise Financial long-term debt	$2,719	$2,523	$3,059	$3,062	$3,066
Fair value of hedges and unamortized discount	(75)	(79)	(65)	(68)	(72)
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount (1)	$2,644	$2,444	$2,994	$2,994	$2,994

Total equity (2)	$9,445	$9,677	$9,340	$9,305	$9,259
Noncontrolling interests	(1,101)	(1,249)	(1,080)	(1,181)	(1,064)
Total Ameriprise Financial shareholders’ equity	8,344	8,428	8,260	8,124	8,195
Equity of consolidated investment entities	(340)	(308)	(296)	(222)	(266)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$8,004	$8,120	$7,964	$7,902	$7,929

Total Ameriprise Financial capital	$11,063	$10,951	$11,319	$11,186	$11,261
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	$10,648	$10,564	$10,958	$10,896	$10,923

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	24.6%	23.0%	27.0%	27.4%	27.2%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	24.8%	23.1%	27.3%	27.5%	27.4%

Ratings (as of March 31, 2015 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)	See non-GAAP financial information on pg 34. Non-GAAP financial measure reconciliations can be found on page 45.
(2)	Includes accumulated other comprehensive income, net of tax.
(3)	For the most current ratings information, please see the individual rating agency’s website.
N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

First Quarter 2015

(in millions unless otherwise noted, unaudited)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Cash and cash equivalents	$2,403	$2,141	$2,876	$2,638	$2,809

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	17,464	17,411	17,322	17,165	17,218

Residential mortgage backed securities	6,090	6,158	6,232	6,207	6,270
Commercial mortgage backed securities	2,781	2,768	2,637	2,630	2,694
Asset backed securities	1,522	1,506	1,488	1,470	1,405
Total mortgage and other asset backed securities	10,393	10,432	10,357	10,307	10,369

State and municipal obligations	2,298	2,317	2,257	2,239	2,243
US government and agencies obligations	52	47	47	47	56
Foreign government bonds and obligations	252	258	253	251	245
Common and preferred stocks	19	21	20	18	19
Total other	2,621	2,643	2,577	2,555	2,563
Total available-for-sale securities	30,478	30,486	30,256	30,027	30,150

Commercial mortgage loans	2,695	2,705	2,714	2,729	2,683
Allowance for loan losses	(25)	(25)	(25)	(25)	(23)
Commercial mortgage loans, net	2,670	2,680	2,689	2,704	2,660

Residential mortgage loans	821	797	771	739	710
Allowance for loan losses	(4)	(3)	(3)	(3)	(2)
Residential mortgage loans, net	817	794	768	736	708

Policy loans	780	792	805	806	813
Other investments	1,161	1,206	1,381	1,309	1,395
Total investments	35,906	35,958	35,899	35,582	35,726

Total cash, cash equivalents and investments	$38,309	$38,099	$38,775	$38,220	$38,535

Net unrealized gain Available-for-Sale Securities	$1,836	$2,204	$1,985	$1,961	$2,178

AFS Fixed Maturity Asset Quality - %
AAA	25%	25%	26%	26%	26%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	31%	31%	32%	32%	32%
A	22%	22%	22%	22%	21%
BBB	41%	41%	40%	40%	41%
Below investment grade	6%	6%	6%	6%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	6%	6%	6%	6%	6%

(1)	Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. This segment also includes the results of operation for Ameriprise National Trust Bank, which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations, hedge funds and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and fair value of hedges and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations (“CLO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our advisory wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and indexed universal life benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses plus/less indexed universal life market impact on reinsurance and unearned revenue less revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed benefits plus market impact on indexed universal life benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2015

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2015

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(14)
Distribution fees	—	—	—	—	—	—
Net investment income	(1)	7	—	4	—	105
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	(4)	58
Total revenues	(1)	7	—	4	(4)	149
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(1)	7	—	4	(4)	149

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	5	—
Benefits, claims, losses and settlement expenses	—	—	38	—	—	—
Amortization of deferred acquisition costs	—	—	(4)	—	(3)	—
Interest and debt expense	—	—	—	—	—	53
General and administrative expense	—	—	—	—	—	10
Total expenses	—	—	34	—	2	63
Pretax segment income (loss)	(1)	7	(34)	4	(6)	86
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	86
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$7	$(34)	$4	$(6)	$—

Included in Operating Earnings

	Annuities		Protection
	Market		Market		Disability Insurance	Auto & Home
	Impacts	Variable Annuity	Impacts	Long Term Care	Discount Rate	Weather-Related
(in millions, unaudited)	to DAC/DSIC (5)	Product Changes (6)	to DAC/DSIC (5)	Reserves (7)	Change (8)	Losses (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(3)	—	32	(7)	12
Amortization of deferred acquisition costs	(8)	1	(1)	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—
Operating expenses	(10)	(2)	(1)	32	(7)	12
Pretax operating earnings	$10	$2	$1	$(32)	$7	$(12)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed benefit impacts include:

$39 million net expense related to hedged variable annuity benefits

$5 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)             Indexed universal life benefit impacts include:

$5 million net expense related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$4 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)             Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(7)             Reserve increase related to our closed block of long term care insurance

(8)             Favorable impact from a change in the discount rate for disability insurance products

(9)             Auto and home weather-related losses, includes $4 million related to 2014 catastrophe losses

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2014

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(16)
Distribution fees	—	—	—	—	—	—
Net investment income	1	16	—	10	—	(1)
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	(11)	125
Total revenues	1	16	—	10	(11)	108
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	1	16	—	10	(11)	108

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	12	—
Benefits, claims, losses and settlement expenses	—	—	40	—	—	—
Amortization of deferred acquisition costs	—	—	(6)	—	(8)	—
Interest and debt expense	—	—	—	—	—	60
General and administrative expense	—	—	—	—	—	20
Total expenses	—	—	34	—	4	80
Pretax segment income (loss)	1	16	(34)	10	(15)	28
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	28
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$16	$(34)	$10	$(15)	$—

Included in Operating Earnings

	Annuities		Protection
	Market		Market
	Impacts	Variable Annuity	Impacts	Actuarial Model	Auto & Home
(in millions, unaudited)	to DAC/DSIC (5)	Product Changes (6)	to DAC/DSIC (5)	Correction (7)	Reserves (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	(2)	—	—	60
Amortization of deferred acquisition costs	(6)	—	(1)	7	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Operating expenses	(7)	(2)	(1)	7	60
Pretax operating earnings	$7	$2	$1	$(7)	$(60)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed benefit impacts include:

$42 million net expense related to hedged variable annuity benefits

$8 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)             Indexed universal life benefit impacts include:

$12 million net expense related to hedged indexed universal life benefits

$8 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$11 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)             Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(7)             Actuarial model correction in life and health

(8)             Increase in auto reserves

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2014

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(15)
Distribution fees	—	—	—	—	—	—
Net investment income	7	—	1	—	(4)	41
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	2	—	180
Total revenues	7	—	1	2	(4)	206
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	7	—	1	2	(4)	206

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	(7)	—	—
Benefits, claims, losses and settlement expenses	—	(16)	—	—	—	—
Amortization of deferred acquisition costs	—	7	—	1	—	—
Interest and debt expense	—	—	—	—	—	54
General and administrative expense	—	—	—	—	—	7
Total expenses	—	(9)	—	(6)	—	61
Pretax segment income (loss)	7	9	1	8	(4)	145
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	145
Pretax segment gain (loss) attributable to Ameriprise Financial	$7	$9	$1	$8	$(4)	$—

Included in Operating Earnings

	Annuities		Protection
	Market	Valuation	Valuation
	Impacts	Assumptions &	Assumptions &
(in millions, unaudited)	to DAC/DSIC (5)	Model Changes (6)	Model Changes (6)
Revenues
Management and financial advice fees	$—	$—	$—
Distribution fees	—	—	—
Net investment income	—	—	—
Premiums	—	—	—
Other revenues	—	—	(29)
Total revenues	—	—	(29)
Banking and deposit interest expense	—	—	—
Operating total net revenues	—	—	(29)

Expenses
Distribution expenses	—	—	—
Interest credited to fixed accounts	—	—	—
Benefits, claims, losses and settlement expenses	1	5	1
Amortization of deferred acquisition costs	5	17	(9)
Interest and debt expense	—	—	—
General and administrative expense	—	—	—
Operating expenses	6	22	(8)
Pretax operating earnings	$(6)	$(22)	$(21)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed benefit impacts include:

$17 million net benefit related to hedged variable annuity benefits

$8 million increase in DAC and DSIC amortization resulting from hedged benefits

(3)             Indexed universal life benefit impacts include:

$7 million net benefit related to hedged indexed universal life benefits

$1 million increase in DAC amortization resulting from hedged indexed universal life benefits

$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Increase in DAC and DSIC amortization from lower than projected separate account growth

(6)             Net pretax impact of model changes and the annual review/updating of valuation assumptions

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2014

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on
	Securities	VA Guaranteed	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$(29)
Distribution fees	—	—	—	—
Net investment income	1	—	—	43
Premiums	—	—	—	—
Other revenues	—	—	(4)	146
Total revenues	1	—	(4)	160
Banking and deposit interest expense	—	—	—	—
Total net revenues	1	—	(4)	160

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	(1)	—
Benefits, claims, losses and settlement expenses	—	64	—	—
Amortization of deferred acquisition costs	—	(10)	(3)	—
Interest and debt expense	—	—	—	45
General and administrative expense	—	—	—	22
Total expenses	—	54	(4)	67
Pretax segment income (loss)	1	(54)	—	93
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	93
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(54)	$—	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection
		Market		Auto & Home	Market
	CLO	Impacts	Variable Annuity	Catastrophe	Impacts
(in millions, unaudited)	Benefit (5)	to DAC/DSIC (6)	Product Changes (7)	Losses (8)	to DAC/DSIC (6)
Revenues
Management and financial advice fees	$14	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	9	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	23	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	23	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	(12)	33	—
Amortization of deferred acquisition costs	—	(12)	2	—	(1)
Interest and debt expense	—	—	—	—	—
General and administrative expense	6	—	—	—	—
Operating expenses	6	(15)	(10)	33	(1)
Pretax operating earnings	$17	$15	$10	$(33)	$1

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed benefit impacts include:

$65 million net expense related to hedged variable annuity benefits

$11 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)    Indexed universal life benefit impacts include:

$1 million net benefit related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$4 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             CLO fund liquidation benefit

(6)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)             Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(8)             Total Auto & Home catastrophe losses for the quarter, which were $12 million higher than expectations

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2014

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(14)
Distribution fees	—	—	—	—	—
Net investment income	4	—	1	—	74
Premiums	—	—	—	—	—
Other revenues	—	—	—	2	117
Total revenues	4	—	1	2	177
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	4	—	1	2	177

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	15	—	—	—
Amortization of deferred acquisition costs	—	—	—	1	—
Interest and debt expense	—	—	—	—	50
General and administrative expense	—	—	—	—	12
Total expenses	—	15	—	1	62
Pretax segment income (loss)	4	(15)	1	1	115
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	115
Pretax segment gain (loss) attributable to Ameriprise Financial	$4	$(15)	$1	$1	$—

Included in Operating Earnings

	Annuities		Protection		Consolidated
	Market			Auto & Home
	Impacts	Variable Annuity	Auto & Home	Weather Related	Tax
(in millions, unaudited)	to DAC/DSIC (5)	Product Changes (6)	Reserves (7)	Losses (8)	Benefit (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(34)	30	20	—
Amortization of deferred acquisition costs	(6)	5	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Operating expenses	(8)	(29)	30	20	—
Pretax operating earnings	$8	$29	$(30)	$(20)	$—
Tax benefit					$17

(1)       Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)       Variable annuity guaranteed benefit impacts include:

$16 million net expense related to hedged variable annuity benefits

$1 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)       Indexed universal life benefit impacts include:

$1 million increase in DAC amortization resulting from hedged indexed universal life benefits

$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)       Reflects revenues and expenses of Consolidated Investment Entities

(5)       Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)       Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(7)       Increase in auto and home auto liability reserves based upon additional analysis and information regarding adverse development of bodily injury claims

(8)       Auto and home weather-related losses from severe winter weather

(9)       Tax benefit from the completion of tax audits from previous years

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2015

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2015

						Year-to-date
(in millions unless otherwise noted, unaudited)	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	4 Qtr 2014	1 Qtr 2015	2014	2015
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,399	$1,452	$1,490	$1,619	$1,612	$1,399	$1,612
Less income (loss) from discontinued operations, net of tax (last twelve months)	(3)	(2)	(3)	(2)	(1)	(3)	(1)
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	1,402	1,454	1,493	1,621	1,613	1,402	1,613
Less adjustments (1)	(127)	(131)	(107)	(41)	(54)	(127)	(54)
Operating earnings (last twelve months)	$1,529	$1,585	$1,600	$1,662	$1,667	$1,529	$1,667

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$8,432	$8,326	$8,310	$8,270	$8,270	$8,432	$8,270
Less AOCI, net of tax (five point quarter end average)	731	698	723	734	755	731	755
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	7,701	7,628	7,587	7,536	7,515	7,701	7,515
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	337	330	331	311	300	337	300
Operating equity (five point quarter end average)	$7,364	$7,298	$7,256	$7,225	$7,215	$7,364	$7,215

Return on equity excluding AOCI	18.2%	19.1%	19.7%	21.5%	21.5%	18.2%	21.5%
Operating return on equity excluding AOCI	20.8%	21.7%	22.1%	23.0%	23.1%	20.8%	23.1%

Effective Tax Rate
Income from continuing operations before income tax provision	$650	$619	$720	$558	$618	$650	$618
Less pretax income (loss) attributable to noncontrolling interests	115	93	145	28	86	115	86
Income from continuing operations before income tax provision excluding consolidated investment entities (CIEs)	535	526	575	530	532	535	532
Less adjustments (2)	(9)	(53)	21	(22)	(30)	(9)	(30)
Pretax operating earnings	$544	$579	$554	$552	$562	$544	$562

Income tax provision from continuing operations	$134	$152	$155	$104	$139	$134	$139
Operating income tax provision	$137	$171	$147	$112	$150	$137	$150

Effective tax rate	20.7%	24.5%	21.6%	18.7%	22.5%	20.7%	22.5%
Effective tax rate excluding noncontrolling interests	25.1%	28.7%	27.0%	19.7%	26.1%	25.1%	26.1%
Operating effective tax rate	25.2%	29.5%	26.5%	20.3%	26.7%	25.2%	26.7%

(1)             Adjustments reflect the trailing twelve months’ sum of after-tax net realized gains/losses; the market impact on variable annuity guaranteed benefits, net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges. After-tax is calculated using the statutory tax rate of 35%.

(2)             Adjustments reflect net realized gains/losses; the market impact on variable annuity guaranteed benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2015

(in millions unless otherwise noted, unaudited)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Long-term Debt Summary
Senior notes	$2,425	$2,229	$2,765	$2,768	$2,772
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,719	2,523	3,059	3,062	3,066
Less fair value of hedges and unamortized discount	75	79	65	68	72
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount	$2,644	$2,444	$2,994	$2,994	$2,994

Equity Summary
Total equity	$9,445	$9,677	$9,340	$9,305	$9,259
Less noncontrolling interests	1,101	1,249	1,080	1,181	1,064
Total Ameriprise Financial shareholders’ equity	8,344	8,428	8,260	8,124	8,195
Less equity of consolidated investment entities	340	308	296	222	266
Total Ameriprise Financial shareholders’ equity excluding CIEs	$8,004	$8,120	$7,964	$7,902	$7,929

Capital Summary
Total Ameriprise Financial long-term debt	$2,719	$2,523	$3,059	$3,062	$3,066
Total Ameriprise Financial shareholders’ equity	8,344	8,428	8,260	8,124	8,195
Total Ameriprise Financial capital	11,063	10,951	11,319	11,186	11,261
Less equity of consolidated investment entities	340	308	296	222	266
Less fair value of hedges and unamortized discount	75	79	65	68	72
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	$10,648	$10,564	$10,958	$10,896	$10,923

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	24.6%	23.0%	27.0%	27.4%	27.2%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	24.8%	23.1%	27.3%	27.5%	27.4%

Ameriprise Financial shareholders’ equity	$8,344	$8,428	$8,260	$8,124	$8,195
AOCI	746	920	746	662	704
Appropriated retained earnings of CIEs	356	320	308	234	279
AOCI attributable to CIEs	(16)	(12)	(12)	(12)	(13)

Ameriprise Financial shareholders’ equity	$8,344	$8,428	$8,260	$8,124	$8,195
Less AOCI	746	920	746	662	704
Ameriprise Financial shareholders’ equity excluding AOCI	$7,598	$7,508	$7,514	$7,462	$7,491

Ameriprise Financial shareholders’ equity	$8,344	$8,428	$8,260	$8,124	$8,195
Less appropriated retained earnings of CIEs	356	320	308	234	279
Less AOCI	746	920	746	662	704
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$7,242	$7,188	$7,206	$7,228	$7,212